SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation

SHARE-BASED COMPENSATION
Under our Stock and Cash Incentive Plan (the “Stock Plan”), we award: (1) stock options (our "Stock Option Program") to purchase our Class A Common Stock (our “common stock”); (2) stock appreciation rights (“SARs”) for our common stock (our “SAR Program”); (3) restricted stock units (“RSUs”) of our common stock; and (4) deferred stock units. We grant awards at exercise prices or strike prices that equal the market price of our common stock on the date of grant.

For all share-based awards, applicable accounting guidance requires that we measure compensation costs for our share-based payment transactions at fair value on the grant date and that we recognize those costs in our Financial Statements over the vesting period during which the employee provides service ("the service period") in exchange for the award.

During 2013, we granted 2.5 million RSUs, 0.2 million service and performance RSUs, 0.7 million SARs, and 0.1 million stock options.

We recorded share-based compensation expense for award grants of $116 million in 2013, $94 million in 2012, and $103 million in 2011. Deferred compensation costs for unvested awards totaled $108 million at year-end 2013 and $122 million at year-end 2012. As of year-end 2013, we expect to recognize these deferred compensation expenses over a weighted average period of two years.

Under the guidance for share-based compensation, we present the tax benefits and costs resulting from the exercise or vesting of share-based awards as financing cash flows. The exercise of share-based awards resulted in tax benefits of $121 million in 2013 and $71 million in 2012. Due to tax losses in 2011, we recorded no tax benefit in that year.

We received cash from the exercise of Marriott stock options of $199 million in 2013, $179 million in 2012, and $124 million in 2011.
RSUs
We issue Marriott RSUs under the Stock Plan to certain officers and key employees and those units vest generally over four years in equal annual installments commencing one year after the grant date. We recognize compensation expense for RSUs over the service period equal to the fair market value of the stock units on the date of issuance. Upon vesting, Marriott RSUs convert to shares which we distribute from treasury shares. We also issue service and performance Marriott RSUs ("S&P RSUs") to named executive officers under the Stock Plan. In addition to generally being subject to pro-rata annual vesting conditioned on continued service consistent with the standard form of Marriott RSUs, Marriott S&P RSUs are also subject to the satisfaction of a performance condition, expressed as an EBITDA goal, for a fiscal year during the applicable service vesting period. The following information on RSUs includes S&P RSUs.
We had deferred compensation costs for RSUs of approximately $102 million at year-end 2013 and $111 million at year-end 2012. The weighted average remaining term for RSU grants outstanding at year-end 2013 was two years.

The following table provides additional information on Marriott RSUs for the last three fiscal years:

	2013	2012	2011
Share-based compensation expense (in millions)	$101	$83	$90
Weighted average grant-date fair value (per Marriott RSU)	$38	$35	$40
Aggregate intrinsic value of converted and distributed Marriott RSUs (in millions)	$125	$91	$113

The following table shows the 2013 changes in our outstanding Marriott RSU grants and the associated weighted average grant-date fair values:

	Number of Marriott RSUs (in millions)	Weighted Average Grant-Date Fair Value (per RSU)
Outstanding at year-end 2012	7.4	$31
Granted during 2013 (2)	2.7	38
Distributed during 2013	(3.0)	29
Forfeited during 2013	(0.3)	34
Outstanding at year-end 2013 (1)	6.8	$35

(1)	Includes 0.2 million Marriott RSUs held by MVW employees.

(2)	Includes 0.2 million S&P RSUs granted to named executive officers.
Stock Options and SARs
We may grant employee stock options to officers and key employees at exercise prices or strike prices that equal the market price of our common stock on the grant date. Non-qualified options generally expire 10 years after the grant date, except those we issued from 1990 through 2000, which expire 15 years after their grant date. Most stock options under the Stock Option Program may be exercised in cumulative installments of one quarter at the end of each of the first four years following the grant date.

We recognized compensation expense for employee stock options of $2 million in 2013, $1 million in 2012, and less than $1 million in 2011. We had deferred compensation costs for employee stock options of $2 million at year-end 2013 and $3 million at year-end 2012. When holders exercise Marriott stock options we issue shares from treasury shares.

The following table shows the 2013 changes in our outstanding Marriott Stock Option Program awards and the associated weighted average exercise prices:

	Number of Marriott Stock Options (in millions)	Weighted Average Exercise Price (per Option)
Outstanding at year-end 2012	9.5	$19
Granted during 2013	0.1	39
Exercised during 2013	(5.0)	17
Forfeited during 2013	—	46
Outstanding at year-end 2013 (1)	4.6	$22

(1)	Includes 0.1 million Marriott stock options held by MVW employees.

The following table shows the Marriott stock options issued under the Stock Option Program awards outstanding at year-end 2013, as well as those exercisable on that date (those where the exercise price was less than the market price of our common stock on that date):

			Outstanding			Exercisable
Range of Exercise Prices			Number of Stock Options (in millions)	Weighted Average Exercise Price (per Option)	Weighted Average Remaining Life (in years)	Number of Stock Options (in millions)	Weighted Average Exercise Price (per Option)	Weighted Average Remaining Life (in years)
$13	to	$17	2.5	$16	1	2.5	$16	1
18	to	22	0.6	22	1	0.6	22	1
23	to	46	1.5	32	4	1.1	30	3
13	to	46	4.6	22	2	4.2	21	2

The following table shows the number of Marriott stock options we granted in the last three fiscal years and the associated weighted average grant-date fair values and weighted average exercise prices:

	2013	2012	2011
Options granted	96,960	255,761	19,192
Weighted average grant-date fair value (per option)	$13	$12	$15
Weighted average exercise price (per option)	$39	$35	$38

The following table shows the intrinsic value (the amount by which the market price of the underlying common stock exceeded the aggregate exercise price of the stock option) of all outstanding Marriott stock options and of exercisable Marriott stock options at year-end 2013 and 2012:

($ in millions)	2013	2012
Outstanding stock options	$126	$169
Exercisable stock options	121	168

Marriott stock options exercised during the last three years had total intrinsic values of approximately $131 million in 2013, $158 million in 2012, and $124 million in 2011.

We may grant Marriott SARs to officers and key employees ("Employee SARs") at base values (exercise prices or strike prices) equal to the market price of our common stock on the grant date. Employee SARs expire ten years after the grant date and both vest and may be exercised in cumulative installments of one quarter at the end of each of the first four years following the grant date. We may grant Marriott SARs to directors ("Director SARs") at exercise prices or strike prices equal to the market price of our common stock on the grant date. Director SARs generally expire ten years after the date of grant and vest upon grant; however, they are generally not exercisable until one year after grant. On exercise of Marriott SARs, holders receive the number of shares of our common stock equal to the number of SARs that are being exercised multiplied by the quotient of (a) the final value minus the base value, divided by (b) the final value.

We recognized compensation expense for Employee SARs and Director SARs of $12 million in 2013, $9 million in 2012, and $12 million in 2011. We had deferred compensation costs related to SARs of approximately $4 million in 2013 and $8 million in 2012. Upon the exercise of Marriott SARs, we issue shares from treasury shares.

The following table shows the 2013 changes in our outstanding Marriott SARs and the associated weighted average exercise prices:

	Number of SARs (in millions)	Weighted Average Exercise Price
Outstanding at year-end 2012	6.2	$31
Granted during 2013	0.7	39
Exercised during 2013	(0.5)	30
Forfeited during 2013	—	41
Outstanding at year-end 2013 (1)	6.4	$32

(1)	Includes 0.2 million Marriott SARs held by MVW employees.

The following tables show the number of Employee Marriott SARs and Director Marriott SARs we granted in the last three fiscal years, the associated weighted average exercise prices, and the associated weighted average grant-date fair values:

Employee Marriott SARs	2013	2012	2011
Employee Marriott SARs granted (in millions)	0.7	1.0	0.7
Weighted average exercise price (per SAR)	$39	$35	$38
Weighted average grant-date fair value (per SAR)	$13	$12	$14
Director Marriott SARs	2013	2012	2011
Director Marriott SARs granted	5,903	5,915	—
Weighted average exercise price (per SAR)	$44	$39	$—
Weighted average grant-date fair value (per SAR)	$15	$14	$—

Outstanding Marriott SARs had total intrinsic values of $111 million at year-end 2013 and $37 million at year-end 2012. Exercisable Marriott SARs had total intrinsic values of $82 million at year-end 2013 and $24 million at year-end 2012. Marriott SARs exercised during 2013 had total intrinsic values of $6 million and Marriott SARs exercised in 2012 had total intrinsic values of $2 million.
On the grant date, we use a binomial lattice-based valuation model to estimate the fair value of each SAR and option granted. This valuation model uses a range of possible stock price outcomes over the term of the SAR and option, discounted back to a present value using a risk-free rate. Because of the limitations with closed-form valuation models, such as the Black-Scholes model, we have determined that this more flexible binomial model provides a better estimate of the fair value of our options and SARs because it takes into account employee and non-employee director exercise behavior based on changes in the price of our stock and also allows us to use other dynamic assumptions.

We used the following assumptions to determine the fair value of the SARs and stock options we granted to employees and non-employee directors in 2013 and 2012, and to employees in 2011 (we did not grant SARs to non-employee directors in 2011):

	2013	2012	2011
Expected volatility	30 - 31%	31%	32%
Dividend yield	1.17%	1.01%	0.73%
Risk-free rate	1.8 - 1.9%	1.7 - 2.0%	3.4%
Expected term (in years)	8 - 10	8 - 10	8

In making these assumptions, we base expected volatility on the historical movement of Marriott's stock price. We base risk-free rates on the corresponding U.S. Treasury spot rates for the expected duration at the date of grant, which we convert to a continuously compounded rate. The dividend yield assumption takes into consideration both historical levels and expectations of future payout. The weighted average expected terms for SARs and options are an output of our valuation model which utilizes historical data in estimating the period of time that the SARs and options are expected to remain unexercised. We calculate the expected terms for SARs and options for separate groups of retirement eligible and non-retirement eligible employees. Our valuation model also uses historical data to estimate exercise behaviors, which includes determining the likelihood that employees will exercise their SARs and options before expiration at a certain multiple of stock price to exercise price. In recent years, non-employee directors have generally exercised grants in their last year of exercisability.
Deferred Stock Units
We also issue Marriott deferred stock units to non-employee directors. These non-employee director deferred stock units vest within one year and are distributed upon election.

The following table shows the share-based compensation expense, the number of deferred stock units we granted, the weighted average grant-date fair value, and the aggregate intrinsic value for the last three fiscal years for non-employee director Marriott deferred stock units:

	2013	2012	2011
Share-based compensation expense (in millions)	$1.4	$1.2	$1.1
Non-employee director deferred stock units granted	31,000	27,000	29,000
Weighted average grant-date fair value (per share)	$44	$39	$36
Aggregate intrinsic value of shares distributed (in millions)	$0.7	$1.0	$1.4

We had 261,000 outstanding non-employee Marriott deferred stock units at year-end 2013, and 245,000 outstanding at year-end 2012. The weighted average grant-date fair value of those outstanding deferred stock units was $22 for 2013 and $27 for 2012.
Adjustments for the Timeshare Spin-off

Effective with the spin-off (see Footnote No. 15, "Spin-off," for further information), each holder of Marriott RSUs, stock options, and SARs on the November 10, 2011 record date for the spin-off received MVW RSUs, MVW stock options and/or MVW SARs, as applicable, consistent with the distribution ratio of one share of MVW common stock for every ten shares of Marriott common stock, with terms and conditions substantially similar to the terms and conditions applicable to the Marriott RSUs, stock options and SARs. In order to preserve the aggregate intrinsic value of the Marriott stock options and SARs those persons held, we adjusted the exercise prices of our awards by using the proportion of the Marriott ex-distribution closing stock price to the sum of the Marriott ex-distribution and MVW when issued closing stock prices on the distribution date. We accounted for these adjustments, which were designed to equalize the fair value of each award before and after spin-off, as modifications to the original awards. Comparing the fair value of the modified awards with the fair value of the original awards immediately before the modification did not yield incremental value. Accordingly, we did not record any incremental compensation expense as a result of the modifications to the awards on the spin-off date.

The equity award adjustments that occurred as a result of the spin-off also did not significantly impact our share-based compensation expense. Deferred compensation costs as of the date of spin-off reflected the unamortized balance of the original grant date fair value of the equity awards held by Marriott employees (regardless of whether those awards are linked to Marriott stock or MVW stock). MVW employees who participated in the Stock Plan before the spin-off continued to hold their Marriott granted awards as non-employees after the spin-off. We do not record any share-based compensation expense for these unvested awards held by MVW employees after the spin-off.
Other Information

At year-end 2013, we reserved 32 million shares under the Stock Plan, including 11 million shares under the Stock Option Program and the SAR Program.